UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2015

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on September 15, 2015 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.                                      To elect eleven directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2016 or upon a successor being elected and qualified.  All director nominees were duly elected.

	FOR	WITHHELD	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	246,430,527	5,936,348	63,434,885	98% FOR
Shahid (Hass) Hassan	248,223,669	4,143,206	63,434,885	98% FOR
Stephanie Kugelman	248,014,166	4,352,709	63,434,885	98% FOR
John Mackey	248,244,549	4,122,326	63,434,885	98% FOR
Walter Robb	248,320,794	4,046,081	63,434,885	98% FOR
Jonathan Seiffer	248,969,335	3,397,540	63,434,885	99% FOR
Morris (Mo) Siegel	247,014,662	5,352,213	63,434,885	98% FOR
Jonathan Sokoloff	248,883,888	3,482,987	63,434,885	99% FOR
Dr. Ralph Sorenson	245,061,037	7,305,838	63,434,885	97% FOR
Gabrielle Sulzberger	247,296,626	5,070,249	63,434,885	98% FOR
W. (Kip) Tindell, III	200,578,318	51,788,557	63,434,885	79% FOR

2.                                      To approve the compensation of the named executive officers.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
237,610,164	12,926,868	1,829,843	63,434,885	95% FOR

3.                                      To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 27, 2015.  This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
309,395,873	4,269,357	2,136,530	99% FOR

4.                                      To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 600 million to 1.2 billion.  This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
238,823,655	73,192,683	3,785,422	67% FOR

5.                                      To adopt the shareholder proposal requiring our Board of Directors to adopt a policy related to limiting acceleration of vesting upon a change in control.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
65,252,359	185,161,765	1,952,751	63,434,885	74% AGAINST

Item 8.01                                           Other Events

On September 15, 2015 the Company’s Board of Directors declared a dividend of $0.13 per share, payable October 13, 2015 to our common stock shareholders of record at the close of business on October 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: September 15, 2015	Glenda Flanagan
Executive Vice President and
Chief Financial Officer